EXHIBIT  10.71

                               QUITCLAIM  BILL  OF  SALE
                               -------------------------

     THIS QUITCLAIM BILL OF SALE, between Foothill Capital Corporation, a California corporation ("Foothill") and National Manufacturing Technologies, Inc., a California corporation ("NMT"), is made with reference to the following facts which are incorporated herein:

     A. Foothill holds a security interest in certain personal property of Escon Tool & Manufacturing Company, Inc., a California corporation, ("Escon") as described on the attached UCC-1 Financing Statement (the "Collateral").

B. Subject to the terms and conditions below, and for the purchase price of Eight Hundred Forty Thousand Dollars ($840,000.00) (the "Purchase Price"), Foothill wishes to foreclose by private sale, its security interest in the Collateral in accordance with Section 9504 of the California Uniform Commercial Code (the "UCC"), and Buyer wishes to acquire all of Foothill's interest in the Collateral.

     NOW, THEREFORE, in consideration of the Purchase Price, receipt of which is hereby acknowledged by Foothill, Foothill does hereby sell and transfer all of its right, title and interest in the Collateral to Buyer pursuant to UCC Section 9504. The sale and transfer is made upon the following terms and conditions:

     1. Exclusion of Warranties Under UCC Sections 2315 and 2316 (Implied Warranty of Fitness For a Particular Purpose), UCC Sections 2314 and 2316 (Implied Warranty of Merchantability and Usage of Trade), and UCC Section 2312
(Implied  Warranty  of  Title  and  Against  Infringement).

          1.1 THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THE DESCRIPTION OF THE FACE HEREOF. FOOTHILL IS NOT A MERCHANT, MANUFACTURER, DISTRIBUTOR OR DEALER WITH RESPECT TO THE COLLATERAL. FOOTHILL MAKES NO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO MERCHANTABILITY, VALUE, CONDITION, FITNESS FOR ANY PURPOSE OF THE COLLATERAL.

          1.2     BUYER  HEREBY  ACKNOWLEDGES  AND  AFFIRMS THAT BEFORE ENTERING
INTO THIS SALE, BUYER HAS EXAMINED THE COLLATERAL AS FULLY AS IT DESIRED AND IS RELYING UPON ITS OWN EXPERTISE AND EVALUATION OF THE COLLATERAL IN PURCHASING FOOTHILL'S INTEREST IN SAME.

          1.3 BUYER ACKNOWLEDGES THAT THE COLLATERAL IS SOLD "AS IS," "WHERE IS" AND "WITH ALL FAULTS" AND FOOTHILL MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, AND ISSUES NO GUARANTIES OF ANY KIND OR NATURE WITH RESPECT TO THE COLLATERAL. FOOTHILL MAKES NO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO TITLE OR INFRINGEMENT OR ANY ISSUE REGARDING "HAZARDOUS WASTE," ALL OF WHICH IS A RISK ASSUMED BY NMT. FOR PURPOSES HEREOF, "HAZARDOUS WASTE" IS DEFINED AS SUCH SUBSTANCES THAT ARE DEEMED "HAZARDOUS" UNDER ANY FEDERAL, STATE, OR LOCAL STATUTE OR REGULATION.

          1.4 Foothill represents and warrants that the consummation of this Agreement and upon the foreclosure of its security interest (assuming NMT has acted in good faith), NMT will have acquired all rights of Escon in the Collateral and Foothill's security interest in the Collateral will be discharged as will any security interest or lien subordinate to Foothill's. Foothill represents that it has complied with the foreclosure requirements of the California UCC.

     2. Condition Precedent. This Bill of Sale shall not be effective until and unless Foothill receives the Purchase Price.


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     3.     Indemnifications  Regarding  Sales  Tax.  Buyer hereby agrees to pay all sales taxes levied because of the sale and hereby indemnifies Foothill for all taxes, levies, charges and penalties.

     4. NMT acknowledges that 25 days prior notice of this sale is not being given to the Internal Revenue Service ("IRS"), who has filed a lien in the California Secretary of State's office on or about July 19, 2000, and in San Diego County on or about July 7, 2000. NMT assumes the risk that the failure to give the 25 day notice did not extinguish the lien of the IRS against the Collateral and hereby indemnifies Foothill from any such claim by the IRS, including Foothill's reasonable attorneys fees. Nothing set forth herein is an admission that such notice was necessary and the parties contend to the contrary, since the sale is occurring within 30 days of the proper recordation by the IRS of its lien as required by Section 7425(c) of the Internal Revenue Code.


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     5.     Integrated  Agreement.  This  agreement  is  the final and exclusive expression of the agreement of Foothill and Buyer and no course of dealing or usage of trade or course of performance shall be relevant to explain or supplement any term expressed herein.

     6. Miscellaneous. This agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto. This agreement shall be construed in accordance with and governed by the laws of the State of California. This agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

          6.1 In the event of a dispute regarding the terms of this Agreement, the prevailing party may recover its reasonable costs and its attorneys fees.

          6.2 This Agreement shall be governed by and construed in accordance with the laws of the State of California.

          6.3 Venue; Jurisdiction; Jury Trial Waiver. Foothill and NMT, and each of them, hereby:

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          6.3.1     Consent  to  the  jurisdiction of any state or federal court located  in  California;

         6.3.2 Agree that the exclusive venue of any proceeding respecting this Agreement, the rights and obligations of the parties under this Agreement, and of any dispute between Foothill and NMT, shall be a court of competent jurisdiction located in Los Angeles County, California; and

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          6.3.3     IRREVOCABLY  WAIVE THEIR RIGHT TO A JURY TRIAL IN ANY ACTION
OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE INDEBTEDNESS. THE FOREGOING WAIVER OF TRIAL BY JURY IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY FOOTHILL AND NMT, AND EACH OF THEM ACKNOWLEDGES THAT FOOTHILL NOR ANY PERSON ACTING ON BEHALF OF FOOTHILL HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. FOOTHILL AND NMT FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED IN THE NEGOTIATION AND EXECUTION OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. FOOTHILL AND NMT FURTHER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE MEANING AND RAMIFICATION OF THIS PROVISION.

     IN WITNESS WHEREOF, the parties have executed this instrument this 17th day of August, 2000.
     "Foothill"


     By:/s/  Juan  Barrera
        ------------------
     Juan  Barrera
     Its:  Assistant  Vice  President


     "NMT,"  a  California  Corporation


     By:  /s/  Patrick  W.  Moore
        -------------------------
     Print  Name:  Patrick  W.  Moore
     Its:  CEO